Reverse Recapitalization (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of Reverse Recapitalization [Abstract]
Summary of detailed information about excess fair value of shares issued over fair value of identifiable net assets acquired	Details of the share listing expenses are set out below:

(Euro thousands)
10.64 million of LGHL shares	99,201
Net assets of PCAC	(24,661)

IFRS 2 Expense on the Closing Date	74,540

Summary of Breakdown of the net cash proceeds from the Reverse Recapitalization is set out below
Breakdown of the net cash proceeds from the Reverse Recapitalization is set out below:

(Euro thousands)
Proceeds from the Reverse Recapitalization	183,426
Payments of transaction costs related to the Reverse Recapitalization	(11,217)

Net cash proceeds from the Reverse Recapitalization	172,209